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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): August 30, 2006

                         VYTERIS HOLDINGS (NEVADA), INC.
             (Exact Name of Registrant as Specified in its Charter)



          Nevada                     000-32741                   84-1394211
 -------------------------------------------------------------------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)



 13-01 Pollitt Drive, Fair Lawn, NJ                                  07410
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   (Address of principal executive offices)                        (Zip Code)


        Registrant's telephone number, including area code (201) 703-2299
        -----------------------------------------------------------------


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [  ]     Written communications pursuant to Rule 425 under the
Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03 below for a description of the material terms of 10% unsecured, convertible, subordinated promissory notes issued by Vyteris Holdings (Nevada), Inc. and Spencer Trask Specialty Group, LLC.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On August 30, 2006, pursuant to a Note Purchase Agreement dated August 30, 2006, Spencer Trask Specialty Group, LLC ("STSG") made a loan of $1,166,550 to Vyteris Holdings (Nevada), Inc. (the "Company") and the Company issued to STSG a 10% unsecured, convertible, subordinated promissory note in principal amount of $1,166,550 (the "August 30 Note"). The August 30 Note: (i) matures on December 1, 2008, unless that date is extended in writing by STSG, in its sole discretion; (ii) bears interest at a rate equal to 10% per annum based on a 360 day year, payable in cash on a semi-annual basis commencing with the semi-annual period ended December 31, 2006 (subject to the terms of the subordination agreement previously entered into between STSG and the lenders in the Company's August 19, 2005, debentures transaction (the "Subordination Agreement")); (iii) bears interest at a rate equal to an additional 3% to the extent that the Company has defaulted on any payment thereunder when due; (iv) is convertible at any time (principal and interest) into shares of common stock of the Company at a conversion price of $2.40 per share; (v) is convertible into the Company's next private financing of equity or debt securities yielding aggregate gross proceeds (exclusive of conversion of the August 30 Note) to the Company of at least $1,166,550; and (vi) is expressly and fully subordinated to the payment in full of the debentures issued by the Company on August 19, 2005. The Company did not issue warrants to STSG with respect to this $1,166,550 loan. The Company also entered into a registration rights agreement with STSG pursuant to which STSG was granted piggy-back registration rights with respect to the shares of common stock into which the August 30 Note is convertible.

STSG is subject to the Subordination Agreement, which subordinates all obligations of the Company to STSG to the Company's obligations under the debentures issued by the Company on August 19, 2005.

As an inducement to STSG to purchase the Note, the Company also agreed to amend the prior note purchase agreements entered into in 2006 between STSG and the Company to conform the conversion provision of the notes issued pursuant to those note purchase agreements to conversion at the option of the holder, rather than automatic conversion, in a "Qualified Financing."

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         VYTERIS HOLDINGS (NEVADA), INC.



                          By: /s/ Patrick McKiernan
                              --------------------------------------------------
                              Name:  Patrick McKiernan
                              Title: Vice President of Operations and Principal
                                     Accounting Officer



Dated:  September 5, 2006